UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2013

Vu1 CORPORATION

(Exact Name of Registrant as specified in its charter)

 California
(State or other jurisdiction of incorporation)

000-21864	84-0672714
(Commissioner File Number)	(IRS Employer Identification No.)

1 LIBERTY PLAZA, 23rd Floor  New York, NY 10006
(Address of principal executive offices)

(855) 881-2852
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 7.01.                      Regulation FD Disclosure

Cautionary Statement Pursuant to Safe Harbor Provisions of the
Private Securities Litigation Reform Act of 1995:

“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995:  This report contains forward-looking statements identified by the use of words such as should, believes, plans, goals, expects, may, will, or the negatives thereof, and other variations thereon or comparable terminology.  Such statements are based on currently available information which management has assessed but which is dynamic and subject to rapid change due to risks and uncertainties that affect our business, including, but not limited to, the company’s ability to obtain future funding required for its operations, the future demonstration and commercial availability of Vu1’s light bulb, timing for bulb production and sales, manufacturing capability of Vu1’s facility, future interests of channel partners and distributors, the company’s strategic planning and business development plans, future applications of the technology, and the viability, pricing and acceptance of Vu1’s products in the market, the ability to obtain or maintain patent and other proprietary intellectual property protection, regulatory actions or delays, competition in general and other risks detailed from time to time in our filings with the U.S. Securities and Exchange Commission.  Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact and may be forward-looking statements.  Forward-looking statements involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated.

Note: Information in this current report furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.  The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

Senior management of Vu1 Corporation hosted an investor update conference call on September 30, 2013 to discuss the company’s manufacturing efforts.  The transcript of the conference is attached hereto as Exhibit 99.1.  A replay of the conference is also available until 11:59 PM EST on October 14, 2013 by dialing +1-(404)-537-3406 internationally or in the US and Canada 1-(800)-585-8367 and entering conference ID : 72950681.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.                      Description

99.1	Transcript of Investor Update Conference call held on September 30, 2013 of Vu1 Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vu1 Corporation

Date: October 2, 2013	By:	/s/ Matthew DeVries
Matthew DeVries Chief Financial Officer